UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      December 22, 2006

MAINSTREET FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

United States	000-52298	20-1867479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

629 W. State Street, Hastings, Michigan	49058-1643
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (269) 945-9561

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events

         On December 22, 2006, MainStreet Financial Corporation issued the attached press release announcing the completion of its initial public stock offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

            (c)     The following exhibit is filed as part of this report.

                     Exhibit 99.1        Press Release dated December 22, 2006

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MAINSTREET FINANCIAL CORPORATION

Date: December 22, 2006	By: /s/ David L. Hatfield David L. Hatfield President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated December 22, 2006

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